RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2025
Receivables [Abstract]
RESTRICTED NET ASSETS

NOTE 16-RESTRICTED NET ASSETS

Relevant PRC laws and regulations permit payments of dividends by the Company's PRC subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards. As a result of these PRC laws and regulations, the Company's PRC subsidiaries are restricted in their ability to transfer a portion of their net assets either in the form of dividends, loans or advances. Amounts restricted include paid-in capital, additional paid-in capital and statutory reserve funds, less accumulated deficit. Since the Company's PRC subsidiaries has a consolidated shareholders’ deficit, the amount of the restricted net assets were zero as of December 31, 2025 and 2024, respectively.